Exhibit 10.1

Business Update

Forward looking statements

We make forward looking statements in this presentation which represent our expectations or beliefs about future events and financial performance. For these forward looking statements we claim the protection of the safe harbor of the Securities Reform Act of 1995. Forward-looking statements are identifiable by words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “will,” “may,” and other similar expressions. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are those described in the Company’s filings with the Securities and Exchange Commission. In addition, actual results could differ materially from those suggested by the forward-looking statements, and therefore you should not place undue reliance on the forward-looking statements.

2005 Recap

•	A challenging year

•	Our first year as a public company has been a difficult one

•	Although the core business (Spy Optic) continues to show strong growth, increase in brand recognition, and an exceptional product offering – did not achieve our revenue/earnings objectives

•	Spy Optic 2005 un-audited Revenue growth by region

• Europe	+37%
• Canada	+24%
• Domestic	+19%
• Asia	-25%
• Australia	-85%

2005 Recap

•	European Market

•	European revenue grew by 37%

•	Product is now distributed in 14 countries throughout Europe

•	Strong growth in the European market due to continued investments

•	Direct program in Italy and France continues to accelerate growth

•	Expansion in point of purchase display and other marketing programs continues to build brand awareness

•	Expect continued growth in this market in 2006 and expect this to be our largest international market in the future

2005 Recap

•	Canadian Market

•	Canadian revenue grew by 24%

•	Brand continues to show solid growth

•	Have developed an excellent sales & marketing team in Canada

•	Have recently been voted #1 sunglasses and goggles for both men’s and women’s by Snowboard Canada Dealer Survey

•	Expect continued growth in this region but potentially not at the same rate as 2005

2005 Recap

•	Domestic Market

•	Domestic revenue grew by 19%

•	Efforts outside of California are beginning to show results – sales outside of California increased to 51% of our domestic revenue up from 49% (un-audited)

•	Although domestic growth was 19% it was less than expected due to several factors:

•	Poor operational/manufacturing execution in Q3/Q4 resulting in delayed production and shipping

•	Late delivery of point of purchase displays expected to ship in Q1/Q2 2005

2005 Recap

•	Asian Market

•	Revenue decreased by 25%

•	Product now distributed in 2 countries throughout Asia

•	Strategic consolidation of Japanese distribution

•	Two distributors to one

•	Consolidation of dealer base

•	Led to temporary decreased revenue – but should result in long term growth

•	Spy expects to continue to invest in this region to develop long term growth opportunities

2005 Recap

•	Australian Market

•	Revenue decreased by 85%

•	Shift from a motocross distributor to a “broader” action sport/lifestyle distributor

•	Distributor transition was required due to a conflict with a competing brand

•	Shift to a new distributor caused major disruption in this market

2005 Recap

•	Gross Margins

•	Decline primarily due to the Euro:USD exchange rate

•	Contracts entering 2005 at average rate of 1:33:1

•	Estimate impact of Euro approximately $1,000,000

•	Contracts entering 2006 at average rate of 1:23:1

•	Should benefit margins in 2H 2006

2005 Recap

•	E Eyewear Brand

•	Substantially lower than expected revenue due to IP litigation

•	No additional styles were launched

•	Marketing investment stopped

•	“Reposition” the product in 2006

2005 Recap

•	Operating Expenses

•	Higher than expected G&A expenses due to legal and other public company costs

•	Sales and marketing expense higher on a percentage basis due to shortfall in revenue

2005 Summary

•	Lower revenue then expected in Q4 for Spy Optic

•	Lower revenue for E Eyewear

•	Higher than expected Operating Expenses

•	Additional charges

•	Costs related to class action and IP litigation

•	Reserves for inventory

•	Reserves related to Australia distributor transition

•	Higher then expected loss in international – primarily due to Asian/Australia markets – loss provides no tax benefit

•	Will result in net loss in 2005 of approximately ($0.15) – ($0.21) per fully diluted share

Orange 21 Path to Profitability

Orange 21 Path to Profitability

•	Revenue Growth

•	Expand global distribution – grew approximately 32% in 2005

Orange 21 Path to Profitability

•	Revenue Growth

•	Continue to expand distribution outside of California – approximately 70% of new doors opened in 2005 were outside of California

•	Continue to deploy point of purchase displays

•	Over 2,000 counter top and floor standing displays in 2005

•	Approximately the same number of units in 2006

•	Continue to expand global rep force

•	Expand “Spy only” rep force

•	Expand global marketing efforts

•	New VP Marketing

Orange 21 Path to Profitability

•	Revenue Growth

•	Continue to improve international business

•	New team (change in management) leading International Sales/Marketing effort

•	European Growth Strategy

•	Improve distribution partners/strategy – expand Hybrid distribution model

•	Focus marketing efforts on direct territories to maximize growth potential

•	Asian Growth Strategy

•	Continue to develop plan to restructure/expand distribution in Asia

•	Australian Growth Strategy

•	Complete distributor transition

Orange 21 Path to Profitability

•	Product

•	Quality and design of our products are one of our strongest assets

•	Continue to develop new products and technologies (four new styles for Spring 2006)

Orange 21 Path to Profitability

•	Product

•	Continue to develop new products and technologies (three new styles for Summer 2006)

LIMITED EDITION WOODSTOCK COLLECTION

Gold logos, gold hinges, gradient or mirror lens

HOURGLASS

TRON

CLASH

BIANCA

LIMITED EDITION

Orange 21 Path to Profitability

•	Product

•	Continue to develop new products and technologies (new snow goggle for fall 2006 – Omega)

Gemini™ Lens Technology

- Eliminates fogging and bubbling in snow goggles
- Substantial Investment
- 2 year project

Machine applied polyurethane gasket
Lens pressurized to 4500 feet (1500 mts)

Orange 21 Path to Profitability

•	Margin Improvement

•	LEM acquisition complete

•	Will be more dilutive in 2006 than expected

•	Long term expected to provide improved margins and expansion opportunities for Orange 21

•	Euro Hedge

•	Euro has weakened against dollar

•	Forward contracts are approximately 8% lower than 2005

•	Expect margin improvement once current inventory sells through - 2H 2006

•	Product Costs/Wholesale Pricing

•	Raw material cost reduction initiatives

•	Adjustments to wholesale pricing (similar to Q1 2005)

Orange 21 Path to Profitability

•	Operating Expenses

•	Increase in G&A

•	Expect continued increase in public company costs including subsidiary audits

•	Increase in Sales/Marketing expense

•	Continue to invest in brand through expanded marketing efforts and deploying displays on a global basis

•	Production/Warehouse costs

•	Expect substantial improvements in our operational efficiencies in 2006/2007

•	New COO starts 3/1/06

•	Plan to streamline global operations and IT

Orange 21 Path to Profitability

•	Investor relations

•	Improve communication/credibility with investors

•	More frequent communication and updates

•	More comprehensive business review

•	Additional 2006 guidance to be provided at a later date

Orange 21 Path to Profitability

•	2006 Outlook

•	2006 will be a “rebuilding” year with a focus on the following improvements:

•	Operational efficiencies

•	Marketing – Building Brand Awareness

•	Expanding International Distribution

•	Improving Investor Relations

•	Expect improvements made in 2006 will position the company for accelerated future growth and improved profitability

•	Revised long term operating model targeting 8% - 10% pre-tax profit margin in 2008/2009

Orange 21 Path to Profitability

•	2006 Outlook Balance Sheet

•	Cash

•	Began year with cash and cash equivalents of approximately $8.1M (un-audited)

•	Expected to be sufficient to meet operating and cap-ex requirements

•	Inventory

•	2005 Year over year inventory change relatively flat

•	Improved forecasting, reduced manufacturing lead times, should improve inventory levels

Orange 21 Path to Profitability

•	Summary

•	2005 was challenging; lessons were learned – however our business fundamentals continue to improve

•	Strong brand – growing on a global basis

•	Continue to develop great products – from a design, quality, and technology standpoint

•	Continue to improve our long term margins and operating results